SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                       Date of Report
                       (Date of earliest
                       event reported):     March 12, 2003


                         Midwest Express Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         1-13934                      39-1828757
---------------                 ----------------             -------------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


              6744 South Howell Avenue, Oak Creek, Wisconsin 53154
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 570-4000
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.
          ------------

On March 12, 2003, Midwest Express Holdings, Inc. (the "Company") issued a press release reporting February performance data for Midwest Airlines and Midwest Connect. The Company is filing a copy of such press release as Exhibit 99 hereto, which is incorporated by reference herein.



Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.  The following exhibit is being filed herewith:

               99   Press Release dated March 12, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MIDWEST EXPRESS HOLDINGS, INC.



Date:  March 13, 2003                 By: /s/ Dennis J. O'Reilly
                                         ---------------------------------------
                                          Dennis J. O'Reilly
                                          Its: Treasurer

                         MIDWEST EXPRESS HOLDINGS, INC.

                   Exhibit Index to Current Report on Form 8-K
                              Dated March 12, 2003


Exhibit
Number
-------

  99          Press Release dated March 12, 2003.